Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents.
Cash and cash equivalents
6.	Cash and cash equivalents

As at December 31, 2024 and December 31 2023, the consolidated cash and cash equivalents position was as follows:

	2024	2023
	$	$
Cash and cash equivalents held in Canadian dollars	11,776	16,857

Cash and cash equivalents held in U.S. dollars	63,615	20,110
Cash and cash equivalents held in U.S. dollars (Canadian dollars equivalent)	91,535	26,597

Cash held and cash equivalents in Mexican Pesos	48,234	16
Cash held and cash equivalents in Mexican Pesos (Canadian dollars equivalent)	3,342	1
	106,653	43,455

As at December 31, 2024, cash and cash equivalents include US$1.6 million ($2.3 million) held in money market funds (2023 – US $1.0 million ($1.4 million)) and US$40.1 million ($57.7 million) held in guaranteed investment certificates bearing an interest rate of 4.95% with maturity date on January 10, 2025 (2023 – nil).